EXHIBIT 23.1






                         Consent of Independent Public Accountants


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated
January 27, 1994, included in or incorporated by reference in ALLTEL Corporation's Form 10-K for the year ended December 31, 1993.




                                                     ARTHUR ANDERSEN & COMPANY
Little Rock, Arkansas,
June 15, 1994.





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